2nd Quarter 2015 Earnings Presentation August 4th, 2015

2 FORWARD-LOOKING AND OTHER INFORMATION IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain financial projections and forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We have recently completed the sale of our recycling and specification alloys and extrusions businesses. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this press release are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products, and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions and divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-use segments, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange- based aluminum prices; (5) increases in the cost of raw materials and energy; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (7) our ability to fulfill our substantial capital investment requirements; (8) our ability to retain the services of certain members of our management; (9) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (10) the loss of order volumes from any of our largest customers; (11) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (12) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry segments we serve; (13) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (14) variability in general economic conditions on a global or regional basis; (15) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (16) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (18) our ability to access credit and capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP performance measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the 2015 ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditures and working capital needs. These adjustments are based on currently available information and certain adjustments that we believe are reasonable and are presented as an aid in understanding our operating results. They are not necessarily indicative of future results of operations that may be obtained by the Company. INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission.

3 SECOND QUARTER OVERVIEW  2Q15 Adjusted EBITDA of $60M  Global automotive volumes up 23%  Global aerospace volumes up 13%  Improved North American performance driven by higher margins, scrap spreads and productivity  Strong U.S. dollar positively impacted EU profitability  Asia Pacific achieved break-even Adjusted EBITDA  Refinanced ABL facility; liquidity of $698 million as of June 30, 2015 2Q Adjusted EBITDA ($M) $60 $39 53% 2Q15 2Q14 53% year over year Adjusted EBITDA growth Adjusted EBITDA per ton ($/t)1 $126 $186 $288 2Q15 2Q14 2Q14 including Discontinued Operations 1Excludes Voerde shipments of 9kT in 2Q14 and 5kT in 2Q15

4 KEY GLOBAL END USES 1IHS Global Insights, 2015  Aerospace market growing  Spot opportunities increasing Aerospace 13%  Aluminum content increasing  EU premium auto builds down 2%1  NA 5XXX volumes increasing Automotive 23%  Demand strengthening  Strong growth offset by capacity constraints  EU auto builds flat1 Heat Exchanger 2% 2Q YoY Growth Volume Drivers

5 2Q YoY Growth KEY REGIONAL END USES Volume Drivers  Summer housing ramp up slow to develop  Customer uncertainty resulting from declining aluminum prices N.A. Building & Construction (6%)  Large trailer backlogs  Increased trailer build capacities N.A. Truck Trailer 3%  Competitive pressures  Customer uncertainty resulting from declining aluminum prices EU Regional Commercial Plate & Sheet (7%)  Continued elevated import levels  Customer uncertainty resulting from declining aluminum prices  Stronger mix of high value products N.A. Distribution (2%)

6 ZHENJIANG UPDATE Shipments by Quarter (tons) 1142 1852 1649 2324 2809 3806 3872 5141 5441 1Q15 4Q14 3Q14 2Q14 1Q14 4Q13 3Q13 2Q13 1Q13 132 2Q15 China volume growth continues; aerospace volumes beginning to ramp  Significant YoY shipment growth; larger focus on high value segments  Achieved break-even Adjusted EBITDA; continuing to build momentum

7 LEWISPORT AUTOMOTIVE EXPANSION UPDATE On target to begin shipping to customers in 2017  Deployed $80M as of 2Q15  On target on all key milestones  Working with key auto OEMs 2014 2015F 2016F 2Q15 $14 $190-$200 $140 $40 ESTIMATED LEWISPORT ABS CAPEX ($M)

8 ADJUSTED EBITDA BRIDGE 2Q15 vs. 2Q14 ($M) $39 $8 $5 $5 $9 $60 20 25 30 35 40 45 50 55 60 2Q15 Currency / Other Productivity Base Inflation Commodity Inflation $2 Spreads $3 Price Volume/Mix $1 2Q14 $83 $12 $11 $20 $115 20 30 40 50 60 70 80 90 00 110 120 1H15 Currency / Other Productivity $8 Base Inflation Commodity Inflation $0 Spreads $2 Price Volume/Mix $1 1H14 1H15 vs. 1H14

9 NORTH AMERICA  Volume decrease due primarily to lower B&C shipments  Increased productivity; Nichols integration, supply chain optimization efforts, plant performance  Continued improvement in rolling margins  YoY scrap spread improvement despite P1020 drop Volume (kT) Segment Adjusted EBITDA ($M) 2Q15 Performance 2Q Adjusted EBITDA Bridge ($M) 127 133 (5%) 2Q15 2Q14 $23 $34 2Q15 2Q14 Adj. EBITDA / ton $170 $269 $23 $3 $5 $4 $3 $3 $6 $34 $0 $35 $30 $25 $20 $15 $10 $5 Productivity 2Q15 Other 2Q14 Volume / Mix Price Spreads Commodity Inflation Base Inflation $1

10 NORTH AMERICA SCRAP SPREADS $0.80 $1.10 $1.05 $1.00 $0.95 $0.35 $0.30 $0.25 $0.20 $0.15 $1.20 $1.15 $0.90 $0.85 Jun 2015 Mar 2015 Dec 2015 Sep 2014 Jun 2014 Mar 2014 Jan 2014  Recent decline in spreads due to sharp P1020 decline; YoY improvement  Scrap availability enhanced due to strong dollar & lower demand in China  Availability at seasonally higher levels 1Platts, Aleris Internal Reports, July 2015 Weighted Painted Siding, Mixed Low Copper, Sheet Spread P1020 (left axis)

11 EUROPE  Strong volume growth in Auto; up 14% YoY  Improving Aero shipments; higher spot pricing  Higher margins due to stronger USD  Challenging regional plate & sheet environment  Disappointing productivity performance Volume (kT)1 Segment Adjusted EBITDA ($M)2 2Q15 Performance 2Q Adjusted EBITDA Bridge ($M) 77 80 4% 2Q15 2Q14 $26 $3 $9 $35 $35 $30 $25 $20 $15 $10 $5 $0 2Q15 Currency &Translation Productivity $1 Base Inflation $2 Commodity Inflation $1 Spreads $1 Price Volume/Mix $2 2Q14 $26 $35 2Q15 2Q14 Adj. EBITDA / ton $336 $417 1Excludes Voerde shipments of 9kT in 2Q14 and 5kT in 2Q15 2Excludes Voerde shipments in calculation of Adjusted EBITDA/ton

12 2Q142 2Q15 Cash provided (used) by Operating Activities ($35) $47 Capital Expenditures (31) (56) Other (105) 58 Net Cash Before Financing ($171) $49 ABL / Other / Currency 172 (5) Net Cash Flow After Financing $1 $45 CASH FLOW AND LTM WORKING CAPITAL Net Cash Flow Total Working Capital Days1 67 67 75 74 75 20% 20% 21% 18% 18% 50 55 60 65 70 75 80 2011 2Q15 2014 2013 2012 1Nichols sales and working capital included in 2011-2014; See appendix for more detail 2Pro forma for divestitures of Global Recycling and Extrusions businesses Strong cash from operating activities  Operational improvements allowing for focus on working capital optimization  Provides opportunity for substantial cash flow improvement

13 6/30/2015 Cash $191 Availability under ABL facility 507 Liquidity $698 CAPITAL & LIQUIDITY OVERVIEW Credit metrics improvement driven by earnings growth Capital Structure ($M) Liquidity Summary ($M) $64 $91 $82 $96 $115 $35 $67 $40 $190 $20 $107 $225 $78 1H15 $105 2Q15 $55 $13 2015E $325 2014 $121 $315 2011 $142 $14 2013 $188 2012 Maintenance Other Growth Lewisport ABS Project & Other Upgrades Capital Expenditures Summary ($M)1 1 Excludes discontinued operations CapEx of $63M, $75M, $50M, $43M in 2011-2014; $15M in 1Q15 2Amounts exclude applicable discounts 3Continuting operations only 4Excludes Non-Recourse China Loan Facilities 5 6/30/15 Cash $191 ABL 0 Notes2 1,000 Non-Recourse China Loan Facilities2 224 Other2 50 Net Debt $1,083 LTM Adjusted EBITDA3 $209 Net Debt / Adj.EBITDA 5.2x Net Recourse Debt4 / Adj. EBITDA 4.1x

14 3Q15 OUTLOOK  Sequential and year-over-year performance expected to improve  Automotive and aerospace volumes expected to exceed prior year  Continued year-over-year improvement in North America margins; sequential volume growth  Aerospace margins expected to benefit from a stronger U.S. dollar  Asia Pacific aerospace volume ramp up to continue; expect positive segment Adjusted EBITDA  Weaker scrap spreads due to declining aluminum prices  Aleris Operating System and Nichols synergies expected to drive productivity compared to prior year  Continued unfavorable metal lag, should current aluminum prices persist

15 APPENDIX

16 2Q & 1H ADJUSTED EBITDA RECONCILIATION 2015 2014 2015 2014 Adjusted EBITDA including discontinued operations $60.3 $64.8 $125.8 $124.0 Less: Adjusted EBITDA from discontinued operations - 25.3 10.5 41.1 Adjusted EBITDA from continuing operations 60.3 39.5 115.3 82.9 Unrealized gains (losses) on derivative financial instruments of continuing operations 15.2 (0.1) (4.3) (9.6) Restructuring charges (4.9) (0.5) (7.7) (0.9) Unallocated currency exchange (losses) gains on debt (1.9) 0.2 7.9 0.3 Stock-based compensation expense (2.6) (4.0) (5.3) (8.2) Start-up costs (3.9) (7.0) (7.8) (15.4) (Unfavorable) favorable metal price lag (21.7) 11.4 (16.1) 23.0 Other (6.8) (5.9) (13.3) (8.4) EBITDA from continuing operations 33.7 30.6 68.7 60.7 Interest expense, net (24.5) (26.9) (51.1) (53.1) Benefit from (provision for) income taxes 12.7 (0.3) 14.9 (0.6) Depreciation and amortization from continuing operations (28.7) (29.2) (65.2) (54.3) (Loss) income from discontinued operations, net of tax (11.8) 8.3 119.4 12.2 Net income (loss) attributable to Aleris Corporation (18.6) (17.5) 86.7 (35.1) Net income from discontinued operations attributable to noncontrolling interest - 0.4 0.1 0.7 Net income (loss) ($18.6) ($17.1) $86.8 ($34.4) For the three months ended June 30, For the six months ended June 30,

17 2Q15 & 2Q14 ADJUSTED EBITDA RECONCILIATION BY SEGMENT 1During the first quarter of 2015, the North America segment modified its calculation of metal price lag to include the impact of the Midwest Premium. This change increased segment Adjusted EBITDA for the three and six months ended June 30, 2015 by approximately $10.5 million and $10.0 million, respectively. 2 Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table. 3There was no difference between segment income and segment Adjusted EBITDA for this segment. 2015 2014 North America Segment income $24.6 $22.4 Impact of recording inventory at fair value through purchase accounting — 3.0 Unfavorable (favorable) metal price lag1 9.6 (2.8) Segment Adjusted EBITDA2 $34.2 $22.6 Europe Segment income $23.0 $34.4 Unfavorable (favorable) metal price lag1 12.1 (8.6) Segment Adjusted EBITDA2 $35.1 $25.8 Asia Pacific Segment income $0.1 $0.0 Segment Adjusted EBITDA3 $0.1 $0.0 For the three months ended June 30,

18 WORKING CAPITAL EXCLUDING NICHOLS 70 70 81 75 20% 19%19% 22% 50 52 54 56 58 60 62 64 66 68 70 72 74 76 78 80 82 2014 2013 2012 2011 Total Working Capital Days1 1Excludes Nichols working capital and sales prior to acquisition